SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 10, 2003




                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                      ------------------------------------
             (Exact name of Registrant as specified in its Charter)




           Delaware                     0-22223                   31-1499862
----------------------------     --------------------        -------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                          Identification No.)





101 E. Court Street, Sidney, Ohio                                        45365
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (937) 492-6129
                                                          ---------------




                                      N/A
                      ------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.           Other Events

         On January 10, 2003, Peoples-Sidney Financial Corporation (the "Company") issued the press release attached hereto as Exhibit 99.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release dated January 10, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PEOPLES-SIDNEY FINANCIAL CORPORATION




Date:    January 16, 2003               By: /s/ Douglas Stewart
                                            ------------------------------------
                                            Douglas Stewart, President and Chief
                                            Executive Officer

                                   EXHIBIT 99